Exhibit 99.1

Consent of Director Nominee

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named in the Registration Statement on Form F-1 of Abengoa Yield plc and any amendments and supplements thereto, as a nominee to the board of directors of Abengoa Yield plc and to the filing of this consent as an exhibit to such Registration Statement and any amendment or supplement thereto.

By	/s/ Enrique Alarcon
Enrique Alarcon

Date: April 1, 2014

Exhibit 99.1

Consent of Director Nominee

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named in the Registration Statement on Form F-1 of Abengoa Yield plc and any amendments and supplements thereto, as a nominee to the board of directors of Abengoa Yield plc and to the filing of this consent as an exhibit to such Registration Statement and any amendment or supplement thereto.

By	/s/ Maria J. Esteruelas
Maria J. Esteruelas

Date: April 1, 2014

Exhibit 99.1

Consent of Director Nominee

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named in the Registration Statement on Form F-1 of Abengoa Yield plc and any amendments and supplements thereto, as a nominee to the board of directors of Abengoa Yield plc and to the filing of this consent as an exhibit to such Registration Statement and any amendment or supplement thereto.

By	/s/ Juan del Hoyo
Juan del Hoyo

Date: April 1, 2014

Exhibit 99.1

Consent of Director Nominee

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named in the Registration Statement on Form F-1 of Abengoa Yield plc and any amendments and supplements thereto, as a nominee to the board of directors of Abengoa Yield plc and to the filing of this consent as an exhibit to such Registration Statement and any amendment or supplement thereto.

By	/s/ Eduardo Kausel
Eduardo Kausel

Date: April 1, 2014

Exhibit 99.1

Consent of Director Nominee

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named in the Registration Statement on Form F-1 of Abengoa Yield plc and any amendments and supplements thereto, as a nominee to the board of directors of Abengoa Yield plc and to the filing of this consent as an exhibit to such Registration Statement and any amendment or supplement thereto.

By	/s/ Jack Robinson
Jack Robinson

Date: April 1, 2014

Exhibit 99.1

Consent of Director Nominee

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named in the Registration Statement on Form F-1 of Abengoa Yield plc and any amendments and supplements thereto, as a nominee to the board of directors of Abengoa Yield plc and to the filing of this consent as an exhibit to such Registration Statement and any amendment or supplement thereto.

By	/s/ Christopher B. Standlee
Christopher B. Standlee

Date: April 1, 2014

Exhibit 99.1

Consent of Director Nominee

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named in the Registration Statement on Form F-1 of Abengoa Yield plc and any amendments and supplements thereto, as a nominee to the board of directors of Abengoa Yield plc and to the filing of this consent as an exhibit to such Registration Statement and any amendment or supplement thereto.

By	/s/ Daniel Villalba
Daniel Villalba

Date: April 1, 2014